UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2011

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2011, the Federal Home Loan Bank of Pittsburgh (the "Bank") entered into a Joint Capital Enhancement Agreement (the "Original Agreement") with the other 11 Federal Home Loan Banks (collectively, including the Bank, the "FHLBanks"). The Original Agreement provides that upon satisfaction of the FHLBanks' obligations to make payments related to the Resolution Funding Corporation ("REFCORP"), each FHLBank will, on a quarterly basis, allocate at least 20 percent of its net income to a separate restricted retained earnings account to be established by each FHLBank. The Original Agreement generally prohibits each FHLBank from paying dividends out of its separate restricted retained earnings account. The Original Agreement is further described in an 8-K Current Report filed by the Bank on March 1, 2011.

On August 5, 2011, the Bank amended the Original Agreement (the "Amended Agreement") with the other FHLBanks. The Amended Agreement is effective on August 5, 2011. In addition to certain technical and conforming changes, the Amended Agreement (i) narrows the definition of Automatic Termination Event, (ii) includes specific rules for determining whether or not an Automatic Termination Event has occurred, and (iii) revises the rules for the disposition of Restricted Retained Earnings upon termination of the Amended Agreement. A brief description of these changes is provided below and is qualified in its entirety by reference to the Amended Agreement. A copy of the Amended Agreement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Under the Amended Agreement, "Automatic Termination Event" has been revised to mean (i) a change in the Federal Home Loan Bank Act (the "Act"), or another applicable statute, that will have the effect of creating a new, or higher, assessment or taxation on the net income or capital of the FHLBanks, or (ii) a change in the Act, another applicable statute, or the rules and regulations of the Federal Housing Finance Board or Federal Housing Finance Agency (the "FHFA") that will result in a higher mandatory allocation of an FHLBank’s quarterly net income to any retained earnings account.

The Amended Agreement provides additional procedures for determining whether an Automatic Termination Event has occurred. In general, an FHLBank may assert that an Automatic Termination Event has occurred by providing written notice to all other FHLBanks and to the FHFA. If at least two-thirds of the FHLBanks agree that an Automatic Termination Event has occurred, then a Declaration of Automatic Termination (as such term is defined in the Amended Agreement) will be signed by those FHLBanks and delivered to the FHFA and if all requirements are met, an "Automatic Termination Event Declaration Date" will then be deemed to occur after 60 calendar days. If the asserting FHLBank does not obtain the concurrence of at least two-thirds of the FHLBanks, the asserting FHLBank may request a determination from the FHFA. If the FHFA concurs that an Automatic Termination Event has occurred, or if the FHFA fails to make a determination within 60 days after the request is delivered to the FHFA (and such period has not been otherwise tolled), then an Automatic Termination Event Declaration Date will be deemed to occur 60 days after the request was delivered to the FHFA.

An FHLBank’s obligation to make allocations to the Restricted Retained Earnings account terminates on the Automatic Termination Event Declaration Date, and restrictions on paying dividends out of the Restricted Retained Earnings account, or otherwise reallocating funds from the Restricted Retained Earnings account, are terminated one year thereafter.

The Amended Agreement also provides that the FHLBanks may terminate the Amended Agreement by the affirmative vote of the boards of directors of at least two-thirds of the FHLBanks. An FHLBank’s obligation to make allocations to the Restricted Retained Earnings account is terminated on the date written notice of termination of the Amended Agreement is delivered to the FHFA, and restrictions on paying dividends out of the Restricted Retained Earnings account, or otherwise reallocating funds from the Restricted Retained Earnings account, terminate one year thereafter.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth above in Item 1.01 regarding the Amended Agreement is hereby incorporated into this Item 3.03 by reference. Pursuant to the terms of the Amended Agreement, each FHLBank is required to seek FHFA approval to amend its capital plan or capital plan submission, as applicable, consistent with the terms of the Amended Agreement. On August 5, 2011, the FHFA approved such amendments to the Bank’s Capital Plan (the "Plan"). On August 5, 2011, the Bank notified its membership of such amendments to be effective September 5, 2011.

The Plan defines the rights of the holders of the Bank’s Class B Capital Stock which is $100 par value per share. The Bank’s Plan was amended solely to incorporate the substantive provisions of the Amended Agreement by adding Section VI. to the Plan. The Amended Agreement is described above in Item 1.01 of this Current Report, as well as in the Bank’s 8-K Current Report filed with the Securities and Exchange Commission (the "Commission") on March 1, 2011.

The foregoing description of the amendments to the Plan is qualified in its entirety by reference to a copy of the Plan included herein as Exhibit 99.2 to this Current Report.

Item 7.01 Regulation FD Disclosure.

On August 5, 2011, the FHFA issued a notice certifying that the FHLBanks’ payments made to the U.S. Department of the Treasury on July 15, 2011 from 2nd quarter net income resulted in full satisfaction of all FHLBank obligations to contribute toward the interest payments owed on bonds issued by REFCORP.

On August 5, 2011, the Bank notified its membership regarding the amendments to the Plan as described above in Item 3.03. Copies of the member notification and a Q&A that provides certain information concerning the Amended Agreement are included as Exhibits 99.3 and 99.4, respectively, to this Current Report, and are incorporated into Item 7.01 by reference. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibits 99.3 and 99.4 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits
99.1 Joint Capital Enhancement Agreement, as amended August 5, 2011
99.2 Federal Home Loan Bank of Pittsburgh Capital Plan, as amended as of August 5, 2011 effective September 5, 2011
99.3 Member Announcement, dated August 5, 2011 and issued by the Bank
99.4 Amended Joint Capital Enhancement Agreement Questions and Answers, dated August 5, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

August 5, 2011	By:	Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Joint Capital Enhancement Agreement, as amended August 5, 2011
99.2	Federal Home Loan Bank of Pittsburgh Capital Plan, as amended as of August 5, 2011 effective September 5, 2011
99.3	Member Announcement, dated August 5, 2011 and issued by the Bank
99.4	Amended Joint Capital Enhancement Agreement Questions and Answers, dated August 5, 2011